UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

December 19, 2014
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	001-31610	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant's Certifying Accountant.
(a).
On December 19, 2014, the Audit Committee of the Board of Directors (the "Audit Committee") of First Banks, Inc. (the "Company") approved the engagement of Crowe Horwath LLP ("Crowe Horwath") as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2015 and the dismissal and replacement of KPMG LLP ("KPMG") as the Company's independent registered public accounting firm upon the completion of their audit of the Company's consolidated financial statements as of and for the year ending December 31, 2014, and the issuance of their report thereon. The decision to change auditors was the result of a competitive process. KPMG was notified of the Audit Committee's decision regarding its dismissal and replacement on December 22, 2014.
During the Company's two fiscal years ended December 31, 2013 and 2012 and the interim period from January 1, 2014 through the date of this filing, there were no disagreements (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to KPMG's satisfaction, would have caused KPMG to make reference thereto in its reports on the consolidated financial statements for such periods. During the Company's fiscal years ended December 31, 2013 and 2012 and the interim period from January 1, 2014 through the date of this filing, there were no reportable events (as defined in Item 304 (a)(1)(v) of Regulation S-K).
The reports of KPMG on the Company's consolidated financial statements for the two fiscal years ended December 31, 2013 and 2012 did not contain an adverse opinion or a disclaimer of opinion nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
The Company has provided KPMG with a copy of the above statements and requested that KPMG furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether it agrees with the above statements and, if not, stating the respects in which it does not agree. A copy of KPMG's letter, dated December 29, 2014, is attached hereto as Exhibit 16 to this Current Report on Form 8-K and is incorporated herein by reference.

(b).
Crowe Horwath's engagement as the Company's independent registered public accounting firm will commence effective April 1, 2015. As of the date of this filing, Crowe Horwath has completed its standard client evaluation procedures and has accepted the engagement. During the Company's two fiscal years ended December 31, 2013 and 2012 and the interim period from January 1, 2014 through the date of this filing, neither the Company nor anyone on its behalf consulted with Crowe Horwath with respect to either (a) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Crowe Horwath concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (b) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to item 304 of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

16	Letter, dated December 29, 2014, from KPMG LLP to the United States Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	December 29, 2014	By:	/s/	Terrance M. McCarthy
Terrance M. McCarthy
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description

16	Letter, dated December 29, 2014, from KPMG LLP to the United States Securities and Exchange Commission.

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